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                                                                    EXHIBIT 99.5

                            FOUR YEAR SECURED NOTE

$1,100,000                       Dallas, Texas                  October 2, 1999

         FOR VALUE RECEIVED, the undersigned, SFFI Company, Inc., a California corporation ("MAKER"), promises to pay to the order of The UniMark Group, Inc., a Texas corporation ("PAYEE"), whose principal office is located at 124 McMakin Road, Bartonville, Texas 76226, the principal sum of One Million One Hundred Thousand Dollars ($1,100,000), payable as provided herein, plus accrued interest on the outstanding principal balance, at a rate of 8% per annum as herein specified.

         The principal plus accrued interest thereon shall be due and payable by the Maker to the Payee as over four years as follows:

         (1) During the first year, in four (4) consecutive, equal quarterly installments of approximately $80,675 on January 2, 2000, April 2, 2000, July 2, 2000 and October 2, 2000; and

         (2) During the second, third and fourth years, in thirty six (36) equal monthly installments of approximately $26,892) on the 2nd day of each month, beginning on November 2, 2000.

         Principal and accrued interest under this Note, or any portion thereof, may be prepaid without penalty. All payments and prepayments shall be applied first to accrued and unpaid interest, and the balance of any such payments or prepayments shall be applied to outstanding principal in the order of maturity.

         This Note is issued and delivered under and in subject to the terms and provisions of that certain Asset Purchase Agreement dated of even date herewith, by and among Maker, Payee, Simply Fresh Fruit, Inc., a California corporation, Sam Perricone (the "GUARANTOR"), and the Sam Perricone Children's Trust - 1972 (the "ASSET PURCHASE AGREEMENT"). This Note is secured by a Security Agreement (the "Security Agreement"), dated of even date herewith, executed by the undersigned in favor of the holder hereto, and guaranteed by a Guaranty, dated of even date herewith, executed by the Guarantor (the "GUARANTY"). Reference is made to the Security Agreement and Guaranty for a statement of the rights and obligations of the Maker, Payee and Guarantor, a description of the nature and extent of the security and the rights of the parties in respect to such security. Any capitalized terms in this Note that are not otherwise defined herein shall have the meaning as specified in the Asset Purchase Agreement.

         Maker and Guarantor hereby severally (a) waive grace, demand, presentment for payment, notice of nonpayment, protest, notice of protest, non-payment or dishonor, notice of intent to accelerate, notice of acceleration and all other notices (except as explicitly provided herein), filing of suit and diligence in collecting this Note or enforcing any other security with respect to same, (b) agree to any substitution, surrender, subordination, waiver, modification, change, exchange or release

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of any security or of the liability of any parties primarily or secondarily liable hereon, (c) agree that the Payee is not required first to institute suit or exhaust its remedies hereon against the Maker, any Guarantor or others liable or to become liable hereon or to enforce its rights against them or any security with respect to same, and (d) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them. No failure or delay on the part of the Payee in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         If this Note is not paid at maturity, regardless of how such maturity may be brought about, or is collected or attempted to be collected through the initiation or prosecution of any suit or through any bankruptcy or other judicial proceedings, or is placed in the hands of an attorney for collection, the Maker shall pay, in addition to all other amounts owing hereunder, all actual expenses of collection, all court costs and reasonable attorney's fees incurred by the holder hereof.

          The following shall constitute Events of Default ("Event(s) of Default"):

                  (a) default in the due and punctual payment of the principal of the Note, when and as such payment shall become due and payable, whether at maturity or by acceleration or otherwise if such payment is not made within ten (10) days of written notice mailed by Payee to Maker; or

                  (b) default in the performance or observance of any covenant or agreement of Maker in this Note or the Security Agreement other than as described in paragraph (a) above and the continuance of such default for a period of seven (7) days after the Payee has sent Maker written notice specifying such default and requiring that it be remedied, provided that no such default shall be deemed to occur if such default may not be cured within seven (7) days, if within said period the Maker has commenced and thereafter diligently and continuously pursues to cure such default, and the default is cured, in any event, within fourteen (14) days; or

                  (c) the filing by the Maker of a petition instituting any state or federal insolvency, bankruptcy, reorganization, arrangement, composition, or other debtor relief proceeding; the petition of or application to any tribunal for a receiver or trustee for itself or for any substantial part of any of its property; or

                  (d) the sale or transfer of all or substantially all of the assets of Maker or the transfer or sale of 51 percent of the voting securities of Maker, provided that Guarantor may transfer his shares to an entity of whom the beneficial owner shall be Guarantor and/or Guarantor's children, provided that prior to such transfer such entity shall execute a guaranty substantially in the same form as the Guaranty guaranteeing this Note; or

                  (e) the occurrence of an Event of Default under the 90 Day
         Note.

         If an Event of Default occurs, then and in any such case Payee may declare the outstanding principal amount of the Note to be due and payable immediately, upon written notice to the Maker, and, upon any such declaration, the outstanding principal amount of the Note, together with all costs of collection, including reasonable attorneys' fees if collected by law or through an attorney at law, shall immediately become due and payable.

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         All principal and/or interest hereon that remains past due for more than 10 calendar days shall bear interest at a rate equal to the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate permitted by applicable law. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which Payee is not open for business, such payment shall be made on the next succeeding day on which Payee is open for business; and such extension of time shall in such case be included in computing interest in connection with such payment.

         Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law. If any interest in excess of such maximum rate is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this transaction giving rise to the execution hereof, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of the Maker shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the maximum rate of interest permitted by applicable law shall be deemed, charged, required or permitted by a court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

         This note is made and is performable in Bartonville, Denton County, Texas, and Maker waives the right to be sued hereon elsewhere. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the 2nd day of October, 1999.

                                     MAKER:

                                     SFFI COMPANY, INC.



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                                     Name:
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                                     Title:
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                                     GUARANTOR:


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                                     Sam Perricone